Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement                   |_| Confidential, For Use
                                                      of the Commission
                                                      Only (as permitted by
                                                      Rule 14a-6(e)(2))
|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Milestone Scientific Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

                            MILESTONE SCIENTIFIC INC.

  Notice of Annual Meeting of Stockholders to be held on Tuesday, July 6, 1999

                               ------------------

      The Annual Meeting of Stockholders of Milestone Scientific Inc. will be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Tuesday, July 6, 1999 at 11:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

            1.    Election of eight (8) Directors.

            2. Confirmation of the appointment of Grant Thornton LLP as auditors for the fiscal year ending December 31, 1999.

            3. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Director has fixed the close of business on May 24, 1999 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                           By order of the Board of Directors

                                           Leonard Osser
                                           Chairman of the Board

Livingston, New Jersey
June 14, 1999

------------------------------------------------------------------------------
IMPORTANT:        Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

                  We shall appreciate your giving this matter your prompt attention.

                            MILESTONE SCIENTIFIC INC.

                               -------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                             to be Held July 6, 1999

                                -----------------

      Proxies in the form enclosed with this Statement are solicited by Milestone Scientific Inc. ("Milestone" or the "Company") to be used at the Annual Meeting of Stockholders to be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York City, on July 6, 1999 at 11:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. Milestone's principal executive offices are located at 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June 14, 1999.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, May 24, 1999, there were outstanding 8,717,882 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors is by the affirmative vote of a majority of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all eight nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on May 24, 1999 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

                                         Shares Beneficially
       Name of Beneficial Owner                Owned(1)           % of Class

      Leonard Osser                          2,113,300(2)            23.7%
      c/o Milestone Scientific Inc.
      220 South Orange Avenue
      Livingston Corporate Park
      Livingston, NJ 07039

      Gintel Asset Management, Inc.          1,374,700(3)           15.76%
      6 Greenwich Office Park
      Greenwich, CT 06831

                                         Shares Beneficially
       Name of Beneficial Owner                Owned(1)           % of Class

      Little Wing, L.P.                       533,046(4)             6.11%
      c/o Quilcap Corp.
      375 Park Avenue, Suite 1404
      New York, NY 10152

      All Directors and Officers
      as a group (12 persons)               2,599,079(5)            28.10%

      (1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 8,717,882 shares outstanding on May 24, 1999.
      (2) Includes 71,000 shares subject to stock options, exercisable within 60 days of the date hereof at 7.00 per share, 29,000 shares subject to stock options, exercisable within 60 days of the date hereof at
            7.56 per share; and a convertible note, convertible within 60 days into 100,000 shares.
      (3) Based solely upon an amendment to Schedule 13G filed by Gintel Asset Management Inc. with the Securities and Exchange Commission on 2/12/99.
      (4) Based solely upon Schedule 13D filed by Little Wing Partners LP with the Securities and Exchange Commission on 9/19/97.
      (5) Includes 283,999 shares subject to stock options, 148,853 shares subject to warrants, and 100,000 shares subject to a convertible note, all of which are exercisable within sixty (60) days of the date hereof.

                              ELECTION OF DIRECTORS

      Eight directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the eight nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election.

      The nominees for election and certain information about them are shown in the following table:

                                                                          Shares
                                                                       Beneficially
Nominees for Election                                                    Owned on       Percent
                                                                          May 24,         Of
                                                                          1999(1)        Class
                                                                          -------        -----
LEONARD OSSER, 51, has been Chief Executive Officer and a director of the Company since July 1991, and the President and Chief Executive
Officer of Spintech, a subsidiary of the Company, since November,
1995. From July 1991 until July 1997, he also served as President and
Chief Financial Officer of the Company. From 1980 until the
consummation of the Company's public offering in November 1995, he had been primarily engaged as the principal owner and Chief Executive of
U.S. Asian Consulting Group, Inc., a New Jersey based provider of consulting services in "work-out" and "turnaround" situations for
publicly and privately owned companies in financial difficulty.          2,113,300(2)     23.7%

                                                                          Shares
                                                                       Beneficially
Nominees for Election                                                    Owned on       Percent
                                                                          May 24,         Of
                                                                          1999(1)        Class
                                                                          -------        -----
PAUL GREGORY, 63, has been a director of the Company since April 1997.
Mr. Gregory has been a business and insurance consultant at Innovative
Programs Associates Inc. and Paul Gregory Associates Inc. since
January 1995 and January 1986, respectively, where he services, among other entities, foreign and domestic insurance groups, law and
accounting firms and international corporations.                            20,150(3)        *

LARRY HAIMOVITCH, 52, has been a director of the Company since October
1997. Mr. Haimovitch has been the President of Haimovitch Medical
Technology Consultants, a San Francisco-based health care consulting firm, since he formed the firm in 1990. His firm, whose current area of emphasis includes minimally-invasive surgical technologies, specializes in the analysis of the medical device industry with emphasis on the current trends and future outlook for emerging medical technology. Mr. Haimovitch also serves as a director of Cardiac
Control Systems Inc., a company engaged in the design, development,
manufacture and marketing of implantable cardiac pacemaker systems.         20,156(4)        *

LOUIS I. MARGOLIS, 55, has been a director of the Company since April
1997. Mr. Margolis has been a General Partner of Pine Street
Associates, L.P., a private investment partnership that invests in other private limited partnerships, since January 1994. Since June
1998, Mr. Margolis has been a general partner of Select Ventures
Management, LP, a special purpose limited partnership that invests in an early stage venture capital partnership. Since April 1998, Mr.
Margolis has been a registered representative with GRO Corporation, a member firm of the NASD. In January 1997, Mr. Margolis formed and is the President and sole shareholder of Chapel Hill Capital Corp., a financial services company. From 1993 through 1995 he was Chairman of
Classic Capital Inc., a registered investment advisor. Mr. Margolis has been a member of the Financial Products Advisory Committee of the
Commodity Futures Trading Commission since its formation in 1986, a
Trustee of the Futures Industry Institute since 1991 and a Trustee of
Saint Barnabas Hospital in Livingston, NJ since 1994. Mr. Margolis is also a director of Hometown Auto Retailers, Inc., an automotive
retailer conducting business in the northeastern United States.             84,000(5)        *

DANIEL R. MARTIN, 62, has been a director of the Company since March
1998. From March 1998 until May 1999, he served as President and Chief
Operating Officer. Prior thereto, from May 1999 From January 1990 to
October 31, 1997, Mr. Martin was the President, Chief Operating
Officer and director, and later Chief Executive Officer of E-Z-EM,
Inc., a manufacturer of medical devices and pharmaceuticals for
diagnostic imaging.                                                         27,100(6)        *

LEONARD M. SCHILLER, 57, has been a director of the Company since
April 1997. Mr. Schiller has been a partner in the law firm of
Schiller, Klein & McElroy, P.C. since 1977 and has practiced law in the State of Illinois for over 25 years. He is also President of The
Dearborn Group, a residential property management and real estate acquisition company. Mr. Schiller is a member of the Board of
Directors of AccuMed International, Inc., a laboratory diagnostic company. He is also a member of the Board of Directors of iMall, Inc., a leading provider of fully-integrated "one-stop" e-commerce
solutions.                                                                  65,594(7)        *

DAVID SULTANIK, 41,has been a director of the Company since January
1996. He has been the managing/administrative partner of the Certified
Public Accounting firm Sultanik and Krumholz, LLC since June 1994. For more than five years prior to that he was a principal at the
accounting firm Perelson, Johnson & Rones, P.C.                             20,000(8)

STEPHEN A. ZELNICK, 61, has been a director of the Company since
January 1996. He has been a partner in the law firm Morse, Zelnick,
Rose & Lander, LLP since its inception in August 1995. For more than five years prior to that he was of counsel to the law firm Dreyer and
Traub, LLP.                                                                232,556(9)     2.62%*

--------
*     Less than 1%
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.
(2) Includes 71,000 shares subject to stock options, exercisable within 60 days of the date hereof at 7.00 per share, 29,000 shares subject to stock options, exercisable within 60 days of the date hereof at 7.56 per share, and a $250,000 convertible 3% note maturing 3/15/03, convertible within 60 days into 100,000 shares.
(3) Includes 150 shares held by Mr. Gregory's wife and 17,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share.
(4) Includes 15,000 shares subject to stock options, exercisable within 60 days of the date hereof at $6.875 per share.
(5) Includes 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share and 32,000 shares subject to stock purchase warrants, exercisable within 60 days of the date hereof at $9.00 per share.
(6) Includes 25,000 shares subject to stock options exercisable within 60 days of the date hereof at $23.00 per share.
(7) Includes 45,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share and 5,297 shares subject to stock purchase warrants, exercisable within 60 days of the date hereof at $4.72 per share.
(8) Includes 15,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.375 per share.
(9) Includes (i) an aggregate of 36,666 shares issuable upon exercise of stock options within 60 days of the date hereof, 16,666 of which are exercisable at $5.125 per share and 20,000 of which are exercisable at $5.375 per share, (ii) 55,000 shares held in the name of Cowen & Co. as Custodian for the Stephen A. Zelnick Profit Sharing Trust ("Cowen & Co."), (iii) 50,000 shares subject to warrants, exercisable within 60 days of the date hereof at $9.00 per share held in the name of Cowen & Co. (iv) 6,000 shares subject to warrants, exercisable within 60 days of the date hereof at $9.00 per share, (v) 55,556 shares issuable upon exercise of immediately exercisable warrants to purchase at $6.00 units comprised of 27,778 shares and warrants to purchase an additional 27,778 shares at $9.00 per share.

Board of Directors and Committees

      The Board held eight meetings, the Audit Committee one meeting, and the Compensation Committee three meetings during fiscal 1998. The Audit Committee is comprised of Messrs. Margolis, Schiller and Sultanik. The Compensation Committee is comprised of Messrs. Margolis, Sultanik and Zelnick. There is no nominating committee. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees.

      The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Company has agreed with the placement agent in its March 1997 private placement financing that until March 13, 2000, all compensation arrangements between the Company and its directors, officers and affiliates shall be reviewed by a compensation committee, the majority of which is made up of independent directors. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

      The Board unanimously recommends a vote FOR the election of each of the nominees.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1998, 1997 and 1996 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 1998 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           Summary Compensation Table

                                                                        Long-Term Compensation
                                                              ------------------------------------------
                                             Annual
                                          Compensation               Awards                Payouts
                                     ----------------------   ----------------------   -----------------
                                                                  Common Stock            All Other
 Name and Principal                         Salary             Underlying Options        Compensation
      Position              Year              ($)                      (#)                   ($)
----------------------     -------   ----------------------   ----------------------   -----------------
Leonard A. Osser            1998           280,395 (1)                50,000
    Chief Executive         1997           267,768 (2)               150,000
    Officer and             1996           265,719 (3)
    Chairman

Daniel R. Martin            1998           139,221                    75,000
    President and
    Chief Operating
    Officer (Retired)

-----------

(1) Effective July 7, 1998 Mr. Osser took a voluntary reduction in his 1998 annual base salary of $350,000. Includes $73,136 earned as President and Chief Executive Officer of Spintech. Does not include $11,559 paid by the Company to Marilyn Elson, a certified public accountant who was employed by the Company to render accounting services. Ms. Elson is the wife of Mr. Osser.
(2) Does not include $41,538 paid by the Company to Marilyn Elson, C.P.A., who was employed by the Company to render accounting services prior to the hiring by the Company of a Chief Financial Officer. Ms. Elson is the wife of Mr. Osser.
(3) Includes $170,000 earned as President, Chief Executive Officer and Chief Financial Officer of Milestone and $95,719 earned as President and Chief Executive Officer of Spintech. Does not include $56,514 paid by the Company to Marilyn Elson, C.P.A., who was employed by the Company to render accounting services.

Stock Options

      The following tables show certain information with respect to incentive and non-qualified stock options granted in 1998 to Named Executives under the Company's 1997 Stock Option Plan and the aggregate value at December 31, 1998 of such options. The per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to Named Executives have been exercised.

                              Option Grants in 1998
--------------------------------------------------------------------------------
Individual Grants of Options
--------------------------------------------------------------------------------

                          Number of       Percent of
                          Shares of         Total
                           Common          Options
                            Stock         Granted to     Exercise
                         Underlying       Employees        Price         Expiration
        Name              Option #         in 1998         ($/Sh)           Date
---------------------    ------------    -------------   -----------    --------------
Leonard A. Osser          50,000(1)         21.27%        $16.00           7/31/02

Daniel R. Martin          75,000(2)         31.91%        $23.00           2/25/03

Thomas M. Stuckey         25,000(3)         10.64%        $16.50            5/4/03

-----------

(1)   Options vest 7/2/02
(2)   Options vest in three equal installments beginning 2/25/99
(3)   Options vest in three equal installments beginning 5/4/99

                     Aggregated 1998 Year End Options Values
--------------------------------------------------------------------------------

                                    Number of Shares of
                                        Common Stock            Value of Unexercised
                                   Underlying Unexercised       In-The-Money Options
                                     Options at 12/31/98           At 12/31/98 (1)
            Name                  Exercisable/Unexercisable   Exercisable/Unexercisable
------------------------------    -------------------------   -------------------------
Leonard A. Osser                        50,000 // 150,000                          0
Daniel R. Martin                              0 // 75,000                          0
Thomas M. Stuckey                             0 // 25,000                          0

-----------

(1) Based on the closing price on June 1, 1999 of $1.25 as quoted on the American Stock Exchange.

Employment Contracts

      As of January 1, 1998 the Company entered into an Employment Agreement with Mr. Osser which provides for an initial term expiring on December 31, 2002, with a two-year non-competition period at the end of the term. The term is automatically increased for successive one-year periods unless prior to December 1 of any year either party notifies the other of its election not to extend the term. Under the Agreement Mr. Osser serves as Chief Executive Officer and is required to work on a full-time basis. Under the Employment Agreement Mr. Osser receives annual base pay of $350,000, increasing to reflect cost of living adjustments commencing on January 1, 2001. In addition, during January 1998 and each of the next four Januarys the Company shall grant Mr. Osser an option to purchase 50,000 shares of Common Stock exercisable only during the last 30 days of the option term unless the Company achieves certain financial goals to be specified annually by the Compensation Committee. Additionally, as soon as financial statements for each year commencing with 1998 are completed, the Company shall grant the executive an additional option to purchase up to 50,000 shares depending upon the achievement of specified performance goals. Further, Mr. Osser shall receive the opportunity to earn cash bonuses of up to $200,000 per year depending upon the achievement of performance targets to be specified by the Option Committee.

      On July 7, 1998, Mr. Osser implemented a voluntary reduction of his annual base salary, reducing his annual base pay from $350,000 to $188,462. The voluntary reduction has been described by Mr. Osser as being both temporary and having no effect upon his rights under his employment agreement with the Company. Such reduction remains in effect on the date hereof.

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, five-year options to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They receive no cash compensation.

Certain Relationships and Related Transactions

      On March 8, 1999, Leonard Osser purchased a 3% Senior Convertible Promissory Note of the Company in the amount of $250,000. The note is convertible into shares of Common Stock of the Company at $2.50 per share until March 16, 2000; at $3.00 per share until March 16, 2001; at $5.00 per share until March 16, 2002; and at $6.00 per share until March 16, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 1998, with the exception of the following individuals with late Form 4 filings reporting changes in beneficial ownership: Paul Gregory, Leonard A. Osser, Leonard M. Schiller, Daniel R. Martin and Larry Haimovitch.

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board proposes that the stockholders ratify the appointment of Grant Thornton LLP as the Company's independent accountants for 1999. Grant Thornton LLP were the Company's independent accountants for 1998. The report of Grant Thornton LLP with respect to the Company's financial statements appears in the Company's Annual Report for the fiscal year ended December 31, 1998. A representative of Grant Thornton LLP will be at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other accountants for a subsequent year.

      The Board recommends a vote FOR this proposal.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      Milestone's Annual Report for the year ended December 31, 1998 including Audited Financial Statements is included with this proxy material. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Thomas M. Stuckey, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by Milestone. Proxies may be solicited by directors, officers and regular employees of Milestone, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. Milestone will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2000 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2000. Such proposals should be addressed to Thomas M. Stuckey, Chief Financial officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                          By order of the Board of Directors


                                          Leonard Osser
                                          Chairman of the Board
Livingston, New Jersey
June 14, 1999

                            MILESTONE SCIENTIFIC INC.

            This proxy is solicited by the Board of Directors for the
                         Annual Meeting on July 6, 1999

      The undersigned hereby appoints Leonard Osser and Thomas M. Stuckey, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on July 6, 1999 at 11:00 a.m., and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. ELECTION OF DIRECTORS---Leonard Osser, Daniel R. Martin, David Sultanik, Stephen A. Zelnick, Paul Gregory, Louis I. Margolis, Leonard M. Schiller and Larry Haimovitch.
      For all nominees                                                       |_|
      Withhold authority to vote for all nominees                            |_|
      For all nominees, Except nominee(s) written below.

                                                      FOR     AGAINST    ABSTAIN
2.    Confirmation of the appointment of Grant        |_|       |_|        |_|
      Thornton LLP as auditors for the fiscal
      year ending December 31, 1999

                                  (Continued, and to be signed, on Reverse Side)

      The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR each of the proposals.

      The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                    Dated:__________________________, 1999


                                    ______________________________________
                                          Signature of Stockholder


                                    ______________________________________
                                          Signature of Stockholder

                                   DATE AND SIGN EXACTLY AS NAME APPEARS HEREON, EACH JOINT TENANT MUST SIGN, WHEN SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER.